Exhibit 10.11

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of June 12, 2003 by and among Euramax International, Inc., a Delaware corporation (the “Company”), Citicorp Venture Capital Ltd., a New York corporation (“CVC”), certain Persons presently or formerly affiliated with CVC (the “Individual Investors”), Citigroup Venture Capital Equity Partners, L.P., a Delaware limited partnership, CVC Executive Fund LLC, a Delaware limited liability company, and CVC/SSB Employee Fund, L.P., a Delaware limited partnership (collectively, the “Fund”), the Persons set forth on the Managers Signature Page attached hereto (collectively referred to herein as the “Managers”, and individually as a “Manager”), and each other Manager of the Company or its subsidiaries who acquires Class A Common Stock (as defined below) from the Company after the date hereof and executes a joinder hereto.

WHEREAS, the Company, CVC, the Individual Investors, and the Managers, together with CVC European Equity Partners, L.P. and CVC European Equity Partners (Jersey), L.P. (collectively, “CVC Europe”), and BNP Paribas (f/k/a Banque Paribas, Grand Cayman Branch) (“Paribas”), are the original parties to that certain Registration Rights Agreement, dated as of September 25, 1996, as amended by the First Amendment to the Registration Rights Agreement, dated December 8, 1999 (the “Original Agreement”).

WHEREAS, in connection with the Stock Purchase Agreement, dated April 15, 2003, by and among the Company, the Fund, CVC Europe, Paribas, and the other stockholders of the Company named therein, each of CVC Europe and Paribas has on the date hereof validly assigned to the Fund all of its rights under the Original Agreement.

WHEREAS, the parties hereto wish to amend and restate the Original Agreement in its entirety to, among other things, clarify the rights of the Fund and the other stockholders of the Company named herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree that the Original Agreement is amended and restated in its entirety as follows:

1.                                       Definitions. As used herein, the following terms shall have the following meanings.

“Class A Common Stock” means the Company’s Class A Common Stock, par value $.01 per share, which shares are entitled to voting rights under the certificate of incorporation of the Company, as amended and restated.

“Class B Common Stock” means the Company’s Class B Common Stock, par value $.01 per share, which shares are entitled to restricted voting rights under the certificate of incorporation of the Company, as amended and restated.

“CVC Registrable Securities” means (i) any Equity Shares acquired by, or issued or issuable to, CVC or its affiliates (other than any Equity Shares which constitute Fund Registrable Securities) or the Individual Investors on or after the date hereof, (ii) any capital stock of the Company acquired by CVC or its affiliates (other than any capital stock which constitutes Fund Registrable Securities) or the Individual Investors on or after the date hereof, and (iii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of CVC Registrable Securities whenever such Person has the right to acquire directly or indirectly such CVC Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Equity Shares” means, collectively, (i) the Class A Common Stock and the Class B Common Stock, and (ii) any capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fund Registrable Securities” means (i) any Equity Shares acquired by, or issued or issuable to, the Fund or any Permitted Transferee (as defined in the Securities Holders Agreement, dated April 15, 2003, by and among the parties hereto) of the Fund who acquires Equity Shares from the Fund on or after the date hereof, (ii) any capital stock of the Company acquired by the Fund or any Permitted Transferee of the Fund who acquires capital stock of the Company from the Fund on or after the date hereof, and (iii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Fund Registrable Securities whenever such Person has the right to acquire directly or indirectly such Fund Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Listing” means the admission of the Company’s Equity Shares on any internationally recognized stock exchange or the sale of the Company’s Equity Shares in an underwritten public offering registered under the Securities Act or under the securities legislation of any applicable jurisdiction.

“Manager Registrable Securities” means (i) any Class A Common Stock issued or issuable to the Managers on the date hereof or acquired by, or issued or issuable to, the Managers after the date hereof, if and to the extent any such Class A Common Stock, if subject to vesting provisions or a restriction period, has vested pursuant to the terms of the Company’s equity compensation plan or grants documents thereunder and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Manager Registrable Securities whenever such Person has the right to acquire directly or indirectly such Manager Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Registrable Securities” means, collectively, the CVC Registrable Securities, the Fund Registrable Securities, and the Manager Registrable Securities.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

“Regulatory Authority” means all securities commissions or similar regulatory authorities of each jurisdiction in which the Company’s Equity Shares have been admitted on an internationally recognized stock exchange or market.

“Rule 144” means Rule 144 under the Securities Act (or any similar rule then in force).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Sponsor Registrable Securities” means, collectively, the CVC Registrable Securities and the Fund Registrable Securities.

“Sponsor Securities” means any securities of CVC or the Fund or any of their affiliates which are exchangeable, convertible or otherwise similarly exercisable into Registrable Securities.

2.                                       Demand Registrations.

(a)                                  Requests for Registration. Subject to Section 2(c) below, at any time and from time to time after a Listing, the holders of a majority of the CVC Registrable Securities and the holders of a majority of the Fund Registrable Securities may request registration, whether underwritten or otherwise, under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or on Form S-2 or S-3 or any similar short-form registration (“Short-Form Registrations”) if available. In addition, subject to Section 2(h) below, the holders of a majority of the Sponsor Registrable Securities may request that the Company file with the SEC a registration statement under the Securities Act on any applicable form pursuant to Rule 415 under the Securities Act (a “415 Registration”). Each request for a Long-Form Registration or Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.  On or promptly following the date of filing with the SEC or other applicable Regulatory Authority of a registration statement or similar document with respect to any such request for a Long-Form Registration or Short-Form Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include (subject to the provisions of this Agreement) in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the date of the Company’s written notice. All registrations requested pursuant to in this Section 2(a) are referred to herein as “Demand Registrations”. The Company acknowledges that the holders of the Sponsor Registrable Securities may request a Demand Registration in connection with a public offering of Sponsor Securities.

(b)                                 Non-U.S. Listings. In the event that a Listing is not a sale of the Company’s Equity Shares in an underwritten public offering registered under the Securities Act, the parties hereto agree to use commercially reasonable efforts to effectuate all of the provisions of this Agreement on a mutatis mutandis basis with such adaptations or modifications as may be appropriate and practicable in order to comply with (i) the rules and regulations of the stock exchange or stock market on which the Company’s Equity Shares have been or will be admitted, (ii) the securities legislation and rules and regulations promulgated thereunder of any applicable jurisdiction, and (iii) such other matters or procedures as are particular to and/or customary for such other stock exchange, stock market, or jurisdiction; provided, that absent the prior written consent of the holders of a majority of the CVC Registrable Securities and the holders of a majority of the Fund Registrable Securities, any such adaptations and modifications shall not cause any registration of the Company’s Equity Shares to be made on terms less favorable than those set forth in this Agreement.

(c)                                  Long-Form Registrations. The holders of a majority of the Fund Registrable Securities will be entitled to request up to three (3) Long-Form Registrations in which the Company will pay all Registration Expenses.  The holders of a majority of the CVC Registrable Securities will be entitled to request up to two (2) Long-Form Registrations in which the Company will pay all Registration Expenses. A registration will not count as the permitted

Long-Form Registration until it has become effective and the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration.

(d)                                 Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(c), the holders of the Sponsor Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations (other than 415 Registrations) will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(e)                                  Priority on Demand Registrations. The Company will not include in any Long-Form Registration or Short-Form Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Long-Form Registration or a Short-Form Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included in such registration pro rata, if necessary, among the holders of Registrable Securities based on the number of shares of Registrable Securities owned by each such holder and (ii) second, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of shares of such other securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company’s expense must pay their share of the Registration Expenses as provided in Section 6 hereof.

(f)                                    Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration.

(g)                                 Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) will be nationally recognized, subject to the Company’s approval which will not be unreasonably withheld.

(h)                                 415 Registrations.

(i)                                     The holders of a majority of the Sponsor Registrable Securities will be entitled to request one (1) 415 Registration in which the Company will pay all

Registration Expenses. Subject to the availability of required financial information, within 45 days after the Company receives written notice of a request for a 415 Registration, the Company shall file with the SEC a registration statement under the Securities Act for the 415 Registration. The Company shall use its best efforts to cause the 415 Registration to be declared effective under the Securities Act as soon as practical after filing, and once effective, the Company shall (subject to the provisions of clause (ii) below) cause such 415 Registration to remain effective for such time period as is specified in such request, but for no time period longer than the period ending on the earlier of (i) the third anniversary of the date of filing of the 415 Registration, (ii) the date on which all Sponsor Registrable Securities have been sold pursuant to the 415 Registration, or (iii) the date as of which there are no longer any Sponsor Registrable Securities in existence.

(ii)                                  If the holders of a majority of the Sponsor Registrable Securities notify the Company in writing that they intend to effect the sale of all or substantially all of the Sponsor Registrable Securities held by such holders pursuant to a single integrated offering pursuant to a then effective registration statement for a 415 Registration (a “Takedown”), the Company and each holder of Registrable Securities shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the 90-day period beginning on the date such notice of a Takedown is received.

(iii)                               If in connection with any Takedown the managing underwriters (selected in accordance with clause (iv) below) advise the Company that, in its opinion, the inclusion of any other securities other than Sponsor Registrable Securities would adversely affect the marketability of the offering, then no such securities shall be permitted to be included. Additionally, if in connection with such an offering, the number of Sponsor Registrable Securities and other securities (if any) requested to be included in such Takedown exceeds the number of Sponsor Registrable Securities and other securities which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such sale (i) first, the Sponsor Registrable Securities requested to be included in such Takedown, pro rata among the holders of such Sponsor Registrable Securities on the basis of the number of Sponsor Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such Takedown to the extent permitted hereunder.

(iv)                              The holders of a majority of the Sponsor Registrable Securities shall have the right to retain and select an investment banker and manager to administer the 415 Registration and any Takedown pursuant thereto, subject to the Company’s approval which will not be unreasonably withheld.

(v)                                 In addition to the provisions in Section 6 below, all expenses incurred in connection with the management of the 415 Registration (whether incurred by the Company or the holders of the Sponsor Registrable Securities) shall be borne by the Company (including, without limitation, all fees and expenses of the investment banker and manager) (excluding discounts and commissions).

(i)                                     Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Sponsor Registrable Securities.

3.                                       Piggyback Registrations.

(a)                                  Right to Piggyback. Whenever the Company proposes to register any of its Equity Shares under the Securities Act (other than pursuant to a Demand Registration which is not a 415 Registration, and other than pursuant to a registration statement on Form S-8 or S-4 or any similar form or in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called “equity kicker”)) and the registration form to be used may also be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give written notice to all holders of Registrable Securities of its intention to effect such a registration on or promptly following the date of filing with the SEC or other applicable Regulatory Authority of a registration statement or similar document with respect to such registration, and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the date of the Company’s written notice. Notwithstanding the foregoing, in connection only with the initial registered public offering of the Company’s Equity Shares which offering is a primary offering, no Registrable Securities shall be included in such registration without the prior written consent of the Company.

(b)                                 Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

(c)                                  Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities, if any, requested to be included in such registration.

(d)                                 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities (which registration was consented to pursuant to Section 2(i) above), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration not covered by clause (i) above.

(e)                                  Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering will be selected by the Company.

(f)                                    Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Forms S-4 or S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

4.                                       Holdback Agreements.

(a)                                  Each holder of Registrable Securities hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any Demand Registration (other than a 415 Registration) or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

(b)                                 The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration (other than a 415 Registration) or Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of Registrable Securities and each other holder of at least 5% (on a filly diluted basis) of Equity Shares, or any securities convertible into or exchangeable or exercisable for Equity Shares, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

5.                                       Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a)                                  prepare and file with the SEC or applicable Regulatory Authority a registration statement or similar document with respect to such Registrable Securities and use its best efforts to cause such registration statement or similar document to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

(b)                                 prepare and file with the SEC or applicable Regulatory Authority such amendments and supplements to such registration statement or similar document and the prospectus used in connection therewith as may be necessary to keep such registration statement or similar document effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or similar document during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or similar document;

(c)                                  furnish to each seller of Registrable Securities such number of copies of such registration statement or similar document, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

(e)                                  notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)                                    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the New York Stock Exchange or the Nasdaq National Market (“Nasdaq Market”) and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq “National Market System security” within the meaning of Rule 1lAa2-1 of the SEC or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

(g)                                 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h)                                 enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(i)                                     make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j)                                     otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(k)                                  permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(l)                                     in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(m)                               use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(n)                                 obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the holders of a majority of the Registrable Securities being sold reasonably request.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

6.                                       Registration Expenses.

(a)                                  All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company will be borne by the Company.

(b)                                 In connection with each Demand Registration, each Piggyback Registration and each 415 Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

7.                                       Indemnification.

(a)                                  The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (“Damages”) arising out of or based upon any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, director, officer or controlling person for any legal or other expenses reasonably incurred by such holder, director, officer or controlling person in connection with the investigation or defense of such Damages insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)                                 In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will severally (and not joint and severally) indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any Damages resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)                                 The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.  If for any reason the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such holder with respect to such Damages.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

8.                                       Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder’s intended method of distribution.

9.                                       Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a)                                  make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

(b)                                 file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act (after it has become subject to such reporting requirements); and

(c)                                  so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

10.                                 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

To the Company:

Euramax International, Inc.

5445 Triangle Parkway, Suite 350

Norcross, Georgia 30092

Attention:                            J. David Smith

Facsimile No.: (770) 449-7354

With a copy to:

Citicorp Venture Capital, Ltd.

399 Park Avenue

14th Floor

New York, New York 10043

Attention:                            Thomas F. McWilliams

Facsimile No.: (212) 888-2940

and

Citigroup Venture Capital Equity Partners, L.P.

399 Park Avenue

14th Floor

New York, New York 10043

Attention:                            Joseph M. Silvestri

Facsimile No.: (212) 888-2940

To CVC:

Citicorp Venture Capital, Ltd.

399 Park Avenue

14th Floor

New York, New York 10043

Attention:                            Thomas F. McWilliams

Facsimile No.: (212) 888-2940

To the Fund:

c/o Citigroup Venture Capital Equity Partners, L.P.

399 Park Avenue

14th Floor

New York, New York 10043

Attention:                            Joseph M. Silvestri

Facsimile No.: (212) 888-2940

To any of the Managers:

c/o Euramax International, Inc.

5445 Triangle Parkway, Suite 350

Norcross, Georgia 30092

Attention:                            [Executive’s Name]

Facsimile No.: (770) 449-7354

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

11.                                 Miscellaneous.

(a)                                  Additional Registration Rights.  Each party hereto acknowledges and agrees that the Company may in the future grant registration rights to other parties and that such a grant of registration rights (whether by joinder or amendment to this Agreement or by separate agreement) will not be deemed to be inconsistent with or in violation of the rights of the parties under this Agreement.

(b)                                 Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(c)                                  Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the CVC Registrable Securities and the holders of a majority of the Fund Registrable Securities; provided that (subject to Section 11(a) hereof) no such amendment or action that adversely affects any one holder of Registrable Securities vis-a-vis any other holder of Registrable Securities shall be effective against such adversely affected holder of Registrable Securities without the prior written consent of such adversely affected holder of Registrable Securities.

(d)                                 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(e)                                  Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(f)                                    Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(g)                                 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITH RESPECT TO THE RELATIVE RIGHTS OF THE COMPANY AND ITS SHAREHOLDERS.  ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR

CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION).  IN FURTHERANCE OF THE FORGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN THOUGH UNDER THAT JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

*  *  *  *  *

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

EURAMAX INTERNATIONAL, INC.

By:
Name:
Title:

CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.

By: CVC PARTNERS, LLC, its General Partner

By:
Name:
Title:

CVC EXECUTIVE FUND LLC

By: CITIGROUP VENTURE CAPITAL GP HOLDINGS, LTD., its Managing Member

By:
Name:
Title:

CVC/SSB EMPLOYEE FUND, L.P.

By: CVC PARTNERS, LLC, its General Partner

By:
Name:
Title:

CITICORP VENTURE CAPITAL LTD.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

INDIVIDUAL INVESTORS:

NATASHA PARTNERSHIP

By:
Name:
Title:

NATASHA FOUNDATION

By:
Name:
Title:

David Thomas

ALCHEMY, L.P.

By:
Its: General Partner

By:
Name:
Title:

THOMAS F. MCWILLIAMS FLINT TRUST

By:
Name:
Title:

Joseph M. Silvestri

Michael Delaney

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

INDIVIDUAL INVESTORS:

William T. Comfort

John Weber

David Howe

Paul C. Schorr, IV

Richard Mayberry

Charles Corpening

James Urry

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

INDIVIDUAL INVESTORS:

David Howe

Noelle Doumar

Harris Newman

Diana Mayer

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

MANAGERS

J. David Smith

R. Scott Vansant

Mitchell B. Lewis

David Pugh

Rob Dresen

Aloyse Wagener

Scott Anderson

Nick Dowd

Ron Stepanchik

Dudley Rowe

Paul E. Drack

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

MANAGERS

SILVERSPICE LIMITED

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

COURT SQUARE CAPITAL LIMITED

By:
Name:
Title: